SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                          KENTUCKY FIRST BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                   [KENTUCKY FIRST BANCORP, INC. LETTERHEAD]








                                October 18, 2002






Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Kentucky First Bancorp, Inc. to be held at the main office of First Federal Savings Bank, 308 North Main Street, Cynthiana, Kentucky on Wednesday, November 20, 2002 at 4:30 p.m., local time. Your Board of Directors and Management look forward to personally greeting those stockholders able to attend.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as representatives of Grant Thornton, LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. On behalf of your Board of Directors, thank you for your interest and support.

                                           Sincerely,

                                           /s/ Betty J. Long

                                           Betty J. Long
                                           President

--------------------------------------------------------------------------------
                          KENTUCKY FIRST BANCORP, INC.
                              308 NORTH MAIN STREET
                         CYNTHIANA, KENTUCKY 41031-1210
                                 (859) 234-1440

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 20, 2002
--------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Kentucky First Bancorp, Inc. (the "Company"), will be held at the main office of First Federal Savings Bank, 308 North Main Street, Cynthiana, Kentucky at 4:30 p.m. on Wednesday, November 20, 2002.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Company;

     2. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on October 4, 2002, are the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       /s/ Kevin R. Tolle

                       KEVIN R. TOLLE
                       SECRETARY

Cynthiana, Kentucky
October 18, 2002


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE ACT PROMPTLY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                          KENTUCKY FIRST BANCORP, INC.
                              308 NORTH MAIN STREET
                         CYNTHIANA, KENTUCKY 41031-1210

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 20, 2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kentucky First Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of First Federal Savings Bank, 308 North Main Street, Cynthiana, Kentucky on Wednesday, November 20, 2002, at 4:30 p.m., local time. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about October 18, 2002.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW IN THIS PROXY STATEMENT. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting. Proxies marked as abstentions, and shares held in street name which have been designated by brokers on proxies as not voted, will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities entitled to notice of and to vote at the Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on October 4, 2002 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 877,727 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") with the Company and the Securities and Exchange Commission ("SEC"). Based on such reports (and certain other written information received by the Company), management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. The following table sets forth, as of the Record Date, certain information as to those persons who were the beneficial owners of more than five percent (5%) of the Company's outstanding shares of Common Stock and the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                                                                 PERCENT OF SHARES
NAME AND ADDRESS                                AMOUNT AND NATURE OF              OF COMMON STOCK
OF BENEFICIAL OWNER                           BENEFICIAL OWNERSHIP (1)            OUTSTANDING (2)
-------------------                           ------------------------          ------------------

Betty J. Long                                         72,311   (3)                    7.85%
750 Sandpiper Court
Lexington, Kentucky 40505

Kentucky First Bancorp, Inc.                         103,953   (4)                    11.84%
Employee Stock Ownership Plan
308 North Main Street
Cynthiana, Kentucky  41031-1210

All Executive Officers and Directors                 251,615   (5)                    25.49%
 as a Group (10 persons)

(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named persons exercise sole voting and investment power over the shares of the Common Stock.
(2) In calculating the percentage ownership of each named individual and the group, the number of shares outstanding is deemed to include any shares of the Common Stock which the individual or the group has the right to acquire within 60 days of the Record Date.
(3) Includes 8,300 shares held for the benefit of Ms. Long by the 401(k) Plan, 1,669 shares held in an IRA account, 12,617 shares allocated to her ESOP account and 43,393 shares which she has the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(4) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The trustees of the Kentucky First Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP"), currently Directors Wilson, Morris and Rees, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. As of the Record Date, 67,302 shares had been allocated.
(5) Includes 26,637 shares which have been allocated to the accounts of executive officers in the ESOP and 109,205 shares which may be purchased pursuant to options exercisable within 60 days of the Record Date. Does not include 36,651 unallocated shares held by the ESOP.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is composed of eight members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors has nominated William D. Morris and Charles S. Brunker, each of whom is currently a member of the Board, to serve as a director for a three-year period.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     Under the Company's Bylaws, directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

     Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees.

     The following table sets forth the names of the Board's nominees for election as directors of the Company and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he or she first became a director of the Company's wholly owned subsidiary, First Federal Savings Bank (the "Bank" or "First Federal"), the expiration of his or her term as a director, and the number and percentage of shares of the Common Stock beneficially owned. With the exception of Charles S. Brunker who was appointed a director effective as of January 1, 2002, all of the individuals were initially appointed as director of the Company in 1995 in connection with the Company's incorporation.

                                                                                     SHARES OF
                                            YEAR FIRST                              COMMON STOCK
                                            ELECTED AS                              BENEFICIALLY
                          AGE AT THE         DIRECTOR        CURRENT TERM           OWNED AT THE       PERCENT OF
        NAME              RECORD DATE       OF THE BANK        TO EXPIRE           RECORD DATE (1)      CLASS (2)
        ----              -----------       -----------        ---------           ---------------      ---------
                                     BOARD NOMINEES FOR TERMS TO EXPIRE IN 2005

William D. Morris              78              1963              2002                  25,721  (3)        2.91%
Charles S. Brunker             52              2002              2002                   1,000              .11%

                                           DIRECTORS CONTINUING IN OFFICE

Luther O. Beckett              78              1968              2003                  19,956  (4)        2.27%
Diane E. Ritchie               53              1987              2003                   9,243  (5)        1.04%
John Swinford                  70              1968              2003                  23,456  (6)        2.66%
Betty J. Long                  55              1995              2004                  72,311  (7)        7.85%
Milton G. Rees                 71              1968              2004                  19,609  (8)        2.23%
Wilbur H. Wilson               63              1980              2004                  30,869  (9)        3.48%

(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through certain employee benefit plans of the Company; stock in which the individual either has or shares voting and/or investment power and shares which the individual has the right to acquire at any time within 60 days of the Record Date. Each person or relative of such person whose shares are included herein exercises sole or shared voting and dispositive power as to the shares reported. Does not include shares with respect to which Directors Wilson, Morris and Rees have "voting power" by virtue of their positions as trustees of the trust holding 103,953 shares under the Company's ESOP. The ESOP trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. Unallocated shares and allocated shares for which no timely direction is received are voted by the ESOP trustees in proportion to the participant-directed voting of allocated shares.
(2) In calculating the percentage ownership of each named individual, the number of shares outstanding is deemed to include any shares of the Common Stock which the individual has the right to acquire within 60 days of the Record Date.
(3) Includes 1,000 shares held by spouse and 6,844 shares which may be acquired pursuant to options exercisable within 60 days of the Record Date.
(4) Includes 1,679 shares which may be acquired pursuant to options exercisable within 60 days of the Record Date.
(5) Includes 8,685 shares which may be acquired pursuant to options exercisable within 60 days of the Record Date.
(6) Includes 5,209 shares which may be acquired pursuant to options exercisable within 60 days of the Record Date.
(7) Includes 8,300 shares held for the benefit of Ms. Long by the 401(k) Plan, 1,669 shares held in an IRA account, 12,617 shares allocated to her ESOP account and 43,393 shares which she has the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(8) Includes 1,135 shares held by spouse and 3,474 shares which may be acquired pursuant to options exercisable within 60 days of the Record Date.
(9) Includes 15,000 shares held by spouse and 8,679 shares which may be acquired pursuant to options exercisable within 60 days of the Record Date.

     The principal occupation of each director of the Company is set forth below.

     WILLIAM D. MORRIS has been retired since 1988 from his position as a certified public accountant and a partner in the firm of Morris, Ingram & Brunker in Cynthiana Kentucky. Mr. Morris served as President of the Bank from January 1, 1987 until December 31, 1993 and has served as Chairman of the Board since that date. He is a former Board member of the Cynthiana-Harrison County Community Service Center, the Society for Retarded Citizens and the Industrial Foundation.

     CHARLES S. BRUNKER is a CPA with the firm of Charles S. Brunker, CPA, PSC, in Cynthiana, Kentucky. Mr. Brunker currently serves on the Harrison Memorial Hospital, Cynthiana Country Club, Harrison County Educational Foundation, and Republican Christian Church Boards.

     LUTHER O. BECKETT retired from his position as Executive Vice President and Secretary of the Bank in June 1992, a position he had held since 1967. Mr. Beckett currently serves as Vice Chairman of the Board of Directors.

     DIANE E. RITCHIE is purchasing manager for Stamler Corporation in Millersburg, Kentucky. She served as Vice President, Branch Manager and Marketing Officer of the Bank from March 1996 to June 1998. Prior to becoming an officer of the Bank, she was a buyer for Grede Foundries, a foundry based in Cynthiana, Kentucky for 24 years.

     JOHN SWINFORD is an attorney with the law firm of Swinford & Sims, P.S.C., based in Cynthiana, Kentucky. He is President of the Board of Trustees of the Cynthiana/Harrison County Library.

     BETTY J. LONG has served as President and Chief Executive Officer of the Bank since May 1994 and has been a member of the Board of Directors of the Bank since January 1995. Prior to assuming her current position, Ms. Long served as Vice President of the Bank from 1986 to 1994. She joined the Bank in 1965.

     MILTON G. REES retired in 1993. Prior to his retirement, Mr. Rees was the owner and manager of Harrison Motor Co. in Cynthiana, Kentucky. Mr. Rees serves on the Board of Directors of the Cynthiana Library Board.

     WILBUR H. WILSON is a retired physician in Cynthiana, Kentucky. Dr. Wilson is Past Chairman of the Board of the Harrison County Health Department and Past Chairman of the Board of the Wedco District Health Department.


--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors of the Company meets monthly and may have additional special meetings. During the year ended June 30, 2002, the Board held 12 regular meetings. No director attended fewer than 75% of the total number of Board meetings held during the year ended June 30, 2002 and the total number of meetings held by committees on which such director served during such fiscal year.

     The Company's Nominating Committee consists of the Board of Directors. The Board of Directors met two times in that capacity during fiscal year 2002.

     The Company's Audit Committee consists of three directors appointed annually by the Board of Directors. Directors Morris, Rees and Wilson comprised the Company's Audit Committee until January 4, 2002. Effective January 24, 2002, Director Brunker replaced Director Morris on this Committee. All members of the Audit Committee meet are deemed to be independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee meets periodically during the year to examine and approve the audit report prepared by the independent auditors of the Company, to review the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls. The Committee also meets as needed with the Company's independent auditors to review the Company's accounting and financial reporting policies and practices. The Audit Committee has adopted a written charter. The Audit Committee met three times during the year ended June 30, 2002.

     The Company's Salary Committee consisted of Directors Wilson, Morris and Rees. The Company's Salary Committee meets on an as needed basis to review and designate compensation levels for officers of the Company and the Bank. This Committee met twice during fiscal year 2002.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     Summary Compensation Table. The following table sets forth cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the Bank. No executive officer received salary and bonus in excess of $100,000 during the fiscal year ended June 30, 2002.

                                                ANNUAL COMPENSATION
                                              -----------------------
NAME AND                 FISCAL                                                ALL OTHER
PRINCIPAL POSITION        YEAR                SALARY            BONUS         COMPENSATION
------------------       ------               ------            -----         ------------
Ms. Betty J. Long         2002                $72,200          $4,000           $27,957 (1)
  President and Chief     2001                 63,400           2,650            25,885
  Executive Officer       2000                 63,400           2,650            20,630

(1)  Consists of contributions by the Company to Ms. Long's account in the ESOP.

     Option Year-end Value Table. The following table sets forth information concerning the value of options held by the Chief Executive Officer at June 30, 2002. The number of shares underlying options and the exercise price were adjusted in fiscal year 2002 to reflect the Company's November 1996 return of capital distribution.

                                               NUMBER OF SECURITIES                   VALUE OF UNEXERCISED
                                              UNDERLYING UNEXERCISED                  IN-THE-MONEY OPTIONS
                                            OPTIONS AT FISCAL YEAR-END                AT FISCAL YEAR-END (1)
                                         --------------------------------       --------------------------------
                                         EXERCISABLE        UNEXERCISABLE       EXERCISABLE        UNEXERCISABLE
                                         -----------        -------------       -----------        -------------
Ms. Betty J. Long                           43,393               --              $ 213,168          $

(1) Based on the aggregate fair market value of the shares of Common Stock underlying the options at June 30, 2002, less the aggregate exercise price. For purposes of this calculation, the fair market value of the Common Stock is based upon the closing price of the Common Stock on June 30, 2002 of $14.65 per share. All options granted to Ms. Long were granted at an adjusted exercise price of $9.7375 per share.

     Supplemental Executive Retirement Agreement.  In order to provide Ms. Betty
J. Long with competitive retirement benefits, and thereby to encourage her continuing service as the President and Chief Executive Officer of the Bank, the Bank has entered into a supplemental executive retirement agreement (the "SERA") with Ms. Long effective January 1, 1995. Pursuant to the terms of the SERA, upon Ms. Long's termination of employment with the Bank, for any reasons other than "just cause" (as determined under Ms. Long's employment agreement), she will be entitled to receive annual payments from the Bank in an amount equal to the product of (i) her "Vested Percentage" and 60% of her "Average Annual Compensation," less (ii) her "Annual Offset Amount." Under the SERA, "Vested Percentage" means 6.67% per calendar year of Ms. Long's service with the Bank beginning January 1, 1995 (up to a maximum Vested Percentage of 100%), "Average Annual Compensation" means the average of Ms. Long's highest annual compensation for three of the five calendar years preceding her termination of employment, and "Annual Offset Amount" means the annual amount that would be payable to Ms. Long if her accounts under the Bank's tax-qualified retirement plans were paid to her in substantially equal payments over the number of years for which benefits are payable under the SERA, with such payments deemed to commence upon termination of Ms. Long's employment. Such annual payments shall be made for her life, with a 50% benefit payable to her surviving spouse, if any.

     In the event Ms. Long terminates employment due to disability as determined under her employment agreement, Ms. Long would receive annual payments for life in an amount per year equal to 60% of her Average Annual Compensation, less her Annual Offset Amount. In the event Ms. Long's spouse survives her, he shall be entitled to receive 50% of the amount Ms. Long would have received: (i) in the event benefit payments had commenced prior to her death, had she survived to collect the full benefits payable for her retirement or disability, or (ii) otherwise had she retired on the date of her death, with a Vested Percentage equal to 100%. Termination for just cause would result in her forfeiture of all retirement benefits under the SERA. In the event the Bank terminates Ms. Long's employment for other than "just cause" or in the event of termination of employment in connection with a change in control (as defined in the Option
Plan), then Ms. Long's Vested Percentage shall be deemed to be 100% (unless she had terminated employment before the change in control), and the present value of the benefits payable to Ms. Long would be paid in one lump sum within 10 days of termination of employment or within 10 days following a change in control, if earlier.

     Employment Agreements. The Company and the Bank have each entered into a separate employment agreement (the "Employment Agreements"), with Ms. Betty J. Long, President and Chief Executive Officer of the Bank and of the Company. In such capacity, Ms. Long is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Board of Directors. The Board of Directors believe that the Employment Agreements assure fair treatment of Ms. Long in relation to her career with the Company and the Bank.

     The Employment Agreements became effective on the date of completion of the Conversion and provide for a term of three years, with an annual base salary equal to her existing base salary rate in effect on the date of Conversion. On each anniversary date from the date of commencement of the Employment Agreements, the term of her employment under the Employment Agreements may be extended for an additional one-year period beyond the then effective expiration date, upon an affirmative determination by the Board of Directors that the performance of Ms. Long has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide for a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The Employment Agreement will terminate upon Ms. Long's death or disability, and is terminable by the Bank for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, Ms. Long will have no right to receive compensation or benefits. If the Company or the Bank terminates her without just cause, she will be entitled to a continuation of her salary and benefits from the date of termination through the remaining term of the Employment Agreement plus an additional 12-month period (but not in excess of applicable OTS limitations). If the Employment Agreements are terminated due to Ms. Long's "disability" (as defined in the Employment Agreements), she will be entitled to a continuation of her salary and benefits through the date of such termination, including any period prior to establishment of disability. In the event of Ms. Long's death during the term of the Employment Agreement, her estate will be entitled to receive his or her salary through the end of the month of her death. Ms. Long may voluntarily terminate her Employment Agreement by providing at least 90 days' written notice to the Boards of Directors of the Bank and the Company, in which case she would be entitled to receive only her compensation, vested rights and benefits up to the date of termination.

     The Employment Agreements contain provisions stating that in the event of Ms. Long's involuntary termination of employment in connection with, or within 12 months after, any change in control of the Bank or the Company, other than for "just cause," Ms. Long will be paid within 10 days of such termination an amount equal to the difference between (i) the product of 2.99 times his or her "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that she receives on account of the change in control. The Employment Agreements also provide for a similar lump sum payment to be made in the event of Ms. Long's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by her, including (i) the requirement that she perform her principal executive functions more than 30 miles from the Bank's current primary office, (ii) a reduction in her base compensation as then in effect, (iii) the failure of the Company or the Bank to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans, (iv) the assignment of duties and responsibilities which are other than those normally associated with her position with the Bank, (v) a material reduction in the Employee's authority and responsibility, (vi) the failure to elect or re-elect Ms. Long to the Company's or the Bank's Board of Directors; and (vii) a material reduction in her secretarial or other administrative support. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the

Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreements, a change in Control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period (the "Continuing Directors") cease to constitute at least a majority of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by at least a majority vote of the Continuing Directors then in office. The Employment Agreements with the Bank provide that within five business days before or after a change in control which was not approved in advance by a resolution of a majority of the Continuing Directors, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times Ms. Long's base amount, that will be used to pay amounts owed her upon termination, other than for just cause, within 12 months of the change in control. The amount to be paid to Ms. Long from this trust upon her termination is determined according to the procedures outlined in her Employment Agreement with the Bank, and any money not paid to her is returned to the Bank. The aggregate payments that would be made to Ms. Long assuming her termination of employment under the foregoing circumstances at June 30, 2002 would have been approximately $279,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that Ms. Long prevails over the Company and the Bank in a legal dispute as to the Employment Agreement, she will be reimbursed for her legal and other expenses.

--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     The Company's directors receive fees of $200 per month. The Bank's directors receive fees of $800 per month. The directors also receive $50 per special meeting and committee meeting attended (with the exception of the Chief Executive Officer). The Chairman receives a fee of $300 per month for his service on the Company Board and receives a fee of $1,000 per month for his service on the Bank Board.

     Pursuant to the Kentucky First Bancorp, Inc. Stock Option and Incentive Plan (the "Option Plan"), non-employee directors of the Company received automatic grants of stock options in fiscal year 1996. Each director who was not an employee on the effective date of the Option Plan received options to purchase 8,679 shares (adjusted for the November 1996 return of capital distribution) of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant ($9.7375 per share, adjusted for the November 1996 return of capital). Director Brunker who joined the Board in 2002 did not receive any options. All such options will expire on April 2, 2006. In addition, pursuant to the MRP, non-employee directors (other than Director Brunker) each received a plan share award of 2,777 shares of restricted Common Stock. Such shares vest at the rate of 20% per year from the effective date of the award (April 3, 1996).

     Director Retirement Plan. The Bank's Board of Directors has adopted a retirement plan for its non-employee directors (the "Directors' Plan"), effective January 1, 1995. A participant in the Directors' Plan will receive a one-time payment following termination of service on the Board in an amount equal to the product of his or her "Benefit Percentage," his or her "Vested Percentage," and $14,400. A participant's "Benefit Percentage" is based on his or her overall years of service on the Board of Directors of the Bank, and increases in increments of 33-1/3% from 0% for less than five years of service, to 33-1/3% for six to 12 years of service, to 66-2/3% for 13 to 19 years of service, and to 100% for 20 or more years of service. A participant's "Vested Percentage" equals 33-1/3% if the participant is serving on the Board on the date of the Conversion, increases to 66-2/3% if the participant completes one year of service following the Conversion, and becomes 100% if the participant completes a second year of service following the Conversion. However, in the event a participant terminates service on the Board due to "disability" or death, or in the event of a "change in control" (as such terms are defined in the Directors' Plan) while serving as a director, the participant's Vested Percentage becomes 100% regardless of his or her years of service. This provision may have the effect of deferring a hostile change in control by increasing the costs of acquiring control. If a participant dies, his or her surviving spouse, or if none, the participant's estate, will receive an amount equal to 100% of the benefit that would have been paid to the participant if the participant (i) had retired on the date of his or her death, and (ii) had a Vested Percentage equal to 100%. The Bank will pay all benefits under the Directors' Plan from its general assets.

     Deferred Compensation Program. The Bank has entered into separate deferred compensation agreements (the "Deferred Compensation Program") with Directors Rees, Ritchie, Swinford, and Wilson, pursuant to which they will receive certain benefits in lieu of cash compensation they otherwise would have received.

     In addition, as part of the Incentive Compensation Plan ("Incentive Compensation Plan"), directors may elect to defer the receipt of all or part of their compensation. Under the deferred compensation program, deferred amounts are credited to a bookkeeping account ("Deferral Account") in the participant's name, which is credited quarterly and according to the terms of the participant's deferred compensation agreement. The Deferral Account is adjusted at the end of each calendar year to credit the participant's Deferral Account with the appreciation or depreciation that would have occurred if the deferred amounts had been invested based upon the participant's choice between (i) 3% times the Multiplier, (as defined under the First Federal Savings Bank Incentive Compensation Plan), (ii) Common Stock, and (iii) the Bank's highest annual rate of interest on certificates of deposit having a one-year term. Deferred compensation agreements are prospective only and irrevocable with respect to amounts deferred pursuant thereto, except that a participant may at any time, and from time to time, (i) change the beneficiary designated therein, (ii) prospectively change the investment selection applicable to his deferral account, and/or (iii) file a deferred compensation agreement which supersedes a prior deferred compensation agreement as to amount deferred on or after the January 1st which coincides with or next follows execution of the superseding agreement. In addition, participants may cease future accruals at any time. The Bank will pay all benefits under the Deferred Compensation Program from its general assets.

     For financial reporting purposes, the fees and compensation which are deferred will be expensed as though paid in cash when earned. For tax purposes, participants who entered into deferred compensation agreements will defer ordinary income taxation on amounts otherwise payable in cash. Tax recognition will occur as deferred amounts, and any earnings attributable thereto, are paid from the trust to participants, and the Bank will then be entitled to a corresponding deduction.

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     Mr. Swinford, an attorney in Cynthiana, Kentucky, serves as local counsel for the Bank. Swinford & Sims, P.S.C., a firm in which Mr. Swinford is a partner performs title and document work in connection with mortgage loans. In fiscal year 2002, fees for such services totaled $10,579. Mr. Swinford is paid a monthly retainer fee of $300.

     The Bank offers loans to its directors, officers, and employees. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (i.e., up to $500,000) to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 2002, the Bank's loans to directors and executive officers totaled $139,000, or 1.1% of the Bank's stockholders equity at that date.

--------------------------------------------------------------------------------
                     RELATIONSHIP WITH INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     Grant Thornton LLP was the Company's independent certified public accountants for the 2002 fiscal year. The Board of Directors presently intends to renew the Company's arrangement with Grant Thornton LLP to be its independent certified public accountant for the fiscal year ending June 30, 2003. A representative of Grant Thornton LLP is expected to be present at the Meeting to respond to appropriate questions and to make a statement, if so desired.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Grant Thornton LLP, the Company's independent auditors, the matters required to be discussed under Statements on Auditing Standards NO. 61 ("SAS 61"). In addition, the Audit Committee has received from Grant Thornton LLP the written disclosures and the letter required to be delivered by Grant Thornton LLP under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") addressing all relationships between the auditors and the Company that might bear on the auditors' independence. The Audit Committee has reviewed the materials to be received from Grant Thornton LLP and has met with representatives of Grant Thornton LLP to discuss the independence of the auditing firm.

     In connection with the new standards for independence of the Company's independent auditors promulgated by the Securities and Exchange Commission, during the Company's 2002 fiscal year, the Audit Committee will undertake to consider in advance of the provision of any non-audit services by the Company's independent auditors whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

     Based on the Audit Committee's review of the financial statements, its discussion with Grant Thornton LLP regarding SAS 61, and the written materials provided by Grant Thornton LLP under ISB Standard No. 1 and the related discussion with Grant Thornton LLP of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended June 30, 2002, for filing with the Securities and Exchange Commission.

                               THE AUDIT COMMITTEE

   Charles S. Brunker             Milton G. Rees             Wilbur H. Wilson


--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

AUDIT FEES

     During the fiscal year ended June 30, 2002, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended June 30, 2002 were $33,645.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage Grant Thornton LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended June 30, 2002.

ALL OTHER FEES

     For the fiscal year ended June 30, 2002, the aggregate fees paid by the Company to Grant Thornton LLP for all other services (other than audit services and financial information systems design and implementation services) were $3,300.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible to be considered for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 308 N. Main Street, Cynthiana, Kentucky 41031-1210, no later than June 20, 2003. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     In order for a stockholder of the Company to make any director nominations and/or proposals other than pursuant to the Exchange Act, he or she must give notice thereof in writing to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice must be delivered or mailed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Kevin R. Tolle

                               KEVIN R. TOLLE
                               SECRETARY
Cynthiana, Kentucky
October 18, 2002
--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

     A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, KENTUCKY FIRST BANCORP, INC., P.O. BOX 368, CYNTHIANA, KENTUCKY 41031-1210.
--------------------------------------------------------------------------------

       [X]    PLEASE MARK VOTES                                  REVOCABLE PROXY
              AS IN THIS EXAMPLE                            KENTUCKY FIRST BANCORP, INC.

                ANNUAL MEETING OF STOCKHOLDERS                                                            WITH-    FOR ALL
                      NOVEMBER 20, 2002                         1. The election as directors     FOR      HOLD     EXCEPT
                                                                   of all nominees listed
The  undersigned  hereby  appoints  Luther O.  Beckett,  Diane     below (except as marked to
Ritchie and John  Swinford  with full powers of  substitution,     the contrary below):          [  ]     [  ]     [  ]
to act as proxies for the  undersigned,  to vote all shares of
common stock of Kentucky First Bancorp,  Inc. (the  "Company")     WILLIAM D. MORRIS
which  the  undersigned  is  entitled  to vote  at the  Annual     CHARLES S. BRUNKER
Meeting of  Stockholders  (the  "Meeting"),  to be held at the main  office of First  Federal  Savings  Bank,  308 North Main
Street, Cynthiana,  Kentucky, on Wednesday,  November 20, 2002
at 4:30  p.m.,  local  time,  and at any and all  adjournments thereof, as follows:
                                                                INSTRUCTION:  TO WITHHOLD  AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                                                                NOMINEE,  MARK "FOR ALL EXCEPT" AND WRITE THAT  NOMINEE'S  NAME
                                                                IN THE SPACE PROVIDED BELOW.
                                                                __________________________________________________

                                                                THE   BOARD  OF   DIRECTORS   RECOMMENDS   A  VOTE   "FOR"  THE
                                                                ABOVE-LISTED NOMINEES.

                                                                THIS PROXY WILL BE VOTED AS  DIRECTED,  BUT IF NO  INSTRUCTIONS
                                                                ARE  SPECIFIED,  THIS  PROXY  WILL  BE  VOTED  FOR  EACH OF THE
                                                                NOMINEES FOR DIRECTOR  LISTED ABOVE.  IF ANY OTHER  BUSINESS IS
                                                                PRESENTED  AT THE  MEETING,  THIS  PROXY WILL BE VOTED BY THOSE
                                                                NAMED IN THIS PROXY IN  ACCORDANCE  WITH THE  DETERMINATION  OF
                                                                THE  BOARD OF  DIRECTORS.  AT THE  PRESENT  TIME,  THE BOARD OF
                                                                DIRECTORS  KNOWS OF NO OTHER  BUSINESS TO BE  PRESENTED  AT THE
                                                                MEETING.  THIS PROXY  CONFERS  DISCRETIONARY  AUTHORITY  ON THE
                                                                HOLDERS  THEREOF TO VOTE WITH  RESPECT TO THE  ELECTION  OF ANY
                                                                PERSON AS DIRECTOR  WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR
                                                                GOOD CAUSE WILL NOT SERVE AND  MATTERS  INCIDENT TO THE CONDUCT
                                                                OF THE MEETING.

                                                                      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
                                      - -----------------------
   Please be sure to sign and date    | Date                  |
   This proxy in the box below        |                       |
--------------------------------------- -----------------------
|                                                             |
|                                                             |
|                                                             |
---------------------------------------------------------------
Stockholders sign above          Co-holder (if any) sign above

--------------------------------------------------------------------------------------------------------------------------------

    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                          KENTUCKY FIRST BANCORP, INC.
                               CYNTHIANA, KENTUCKY
--------------------------------------------------------------------------------
|  Should the above  signed be present and elect to vote at the Meeting or at  |
|  any  adjournment  thereof and after  notification  to the Secretary of the  |
|  Company at the Meeting of the  stockholder's  decision to  terminate  this  |
|  proxy,  then the  power of said  attorneys  and  proxies  shall be  deemed  |
|  terminated and of no further force and effect.                              |
|  The  above  signed  acknowledges  receipt  from the  Company  prior to the  |
|  execution of this proxy of a Notice of the Annual Meeting of Stockholders,  |
|  a proxy statement dated October 18, 2002 and an annual report.              |
|  Please sign exactly as your name appears hereon. When signing as attorney,  |
|  executor, administrator, trustee or guardian, please give your full title.  |
|  If shares are held jointly, each holder should sign.                        |
|  PLEASE  COMPLETE,  DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED  |
|  POSTAGE-PREPAID ENVELOPE                                                    |
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____________________________________________
____________________________________________
____________________________________________